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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (No. 333-      ) of PetroCorp Incorporated of our report
dated March 12, 1996 appearing on page 23 of The Annual Report of PetroCorp Incorporated on Form 10-K for the year ended December 31, 1995.


Price Waterhouse LLP

Houston, Texas
June 7, 1996